UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

FS Energy and Power Fund

 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On September 23, 2022, FS Energy and Power Fund (the “Company”) notified RSM US LLP (“RSM”) that RSM had been dismissed as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Trustees (the “Audit Committee”) of the Company approved the dismissal of RSM.

The reports of RSM on the audited consolidated financial statements of the Company for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2021 and 2020, and the subsequent interim period through September 23, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and RSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM’s satisfaction, would have caused RSM to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that RSM furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of RSM’s letter, dated September 26, 2022, is filed as Exhibit 16.1 to this Form 8-K.

New independent registered public accounting firm

On September 23, 2022, the Company appointed Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The decision to appoint EY as the Company’s independent registered public accounting firm was approved by the Audit Committee.

During the years ended December 31, 2021 and 2020, and the subsequent interim period through September 23, 2022, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by EY; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from RSM US LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	September 26, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel